First Quarter 2023 Results Conference Call May 4, 2023 Exhibit 99.2

Safe Harbor Statement Confidential: Manitex International Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Key Messages First Quarter 2023 Highlights Performance highlighted by strong operating execution, significant margin expansion and backlog growth 12% revenue growth driven by Rental Solutions Strong execution drove 440 bps of y/y 1Q23 gross margin expansion Measurable progress on Elevating Excellence long-term value creation strategy Solid Revenue Growth Revenue increased 12% during 1Q23 driven by contribution from Rabern Rental Momentum Strong organic growth, driven by robust demand in core markets, pricing benefits and the opening of our new branch in Lubbock, TX Operating Execution 1Q23 Gross Margin increased 440 bps to 21.2%, driven by pricing benefits, improved productivity, and increased fixed cost absorption EBITDA Margin Expansion Adjusted EBITDA margin of 9.3% improved significantly y/y Continued Backlog Growth Backlog increased 16% versus last year due to favorable end market trends and strong execution Elevating Excellence Early progress on strategic initiatives including growing momentum in new product introductions, opening of new Rental branch in Lubbock, and strong execution on resource optimization and supply chain efficiencies Delivering on 2023 Targets Strong order trends and backlog growth, combined with continued operational execution, put Manitex on pace to achieve 2023 financial target of low double-digit EBITDA growth

Value Creation Roadmap We introduced Elevating Excellence Initiative in First Quarter 2023 Manitex has identified historical challenges to profitable growth Too many go-to-market brands - diluted brand identity Unrealized synergies of scale Lack of production velocity Ineffective structure Lack of data-centric reporting (KPI, balanced scorecard) Our Path Forward Our Past Targeted Commercial Expansion Sustained Operational Excellence Disciplined Capital Allocation Optimize operating structure; product mix optimization; increased facility utilization; supply chain optimization; improved fixed cost absorption High-return organic growth investments; invest from cash flow; opportunistic, accretive bolt-on acquisitions in complementary adjacent markets Manitex introduced its Elevating Excellence initiative in the first quarter 2023 representing a new long-term value creation strategy Organic share expansion in favorable markets (North America / Western Europe); Share expansion of PM | Oil & Steel and Valla in the USA

Targeted Commercial Expansion Drive above-market organic growth, leveraging incumbent position Manitex will leverage its incumbent, leadership position in Straight Mast Cranes to expand across Articulated, Industrial Lift / AWP and Rental Markets Manitex has 35% market share within the domestic Straight Mast market Brand consolidation, market positioning will help to drive organic share gains in adjacent markets Retain leadership position within Straight Mast market, while investing in higher-growth, underpenetrated adjacent markets Market Share Expansion Leverage strong market share in straight mast cranes to grow articulated cranes, Industrial Lifting, and AWP share in N.A. Simplify Brand Identity Simplify our go-to-market branding, supporting our dealers with segmented brands serving specific applications Enhanced Product Distribution Consolidate distribution across targeted geographies Product Innovation Invest in new, customer-led innovation and product development Market Share | Growth Growth Share Delivering “One Manitex” to the market Driving balanced growth across new and existing markets Straight Mast Articulated Industrial Lift & AWPs Rentals Relative growth contribution by product

Sustained Operational Excellence Building a durable, more efficient business to drive profitable growth Manitex intends to drive productivity and efficiency improvements in support of profitable growth through the cycle 2023 Priorities 2024 Priorities 2025 Priorities Systems utilization (Process Improvements) Rationalize & Centralize supply chain Improve capacity utilization Position new dealers and NA channel support Drive growth of PM | Oil & Steel | Valla in NA Rental growth and margin expansion Product rationalization Strategic, bolt-on acquisitions Implement a lean, more efficient organizational structure, increase production velocity, expand sourcing and procurement capabilities, improve inventory management, leverage data and analytics in support of cultural accountability Key drivers of multi-year margin improvement, weighted by potential anticipated margin uplift

Acquisition Criteria Product line | end-market expansion Revenue and accretive margin synergies Technical capabilities expansion Aftermarket appeal Disciplined Capital Allocation Prioritize reduction in net leverage, targeted organic growth investments Manitex intends to reduce net leverage, while continuing to optimize liquidity with which to support organic growth across the business Building a more efficient, lean organization before we begin to pursue strategic acquisitions 2023-2024 Capital allocation priorities Reduce net leverage towards target of 3.0x or less Selectively invest in new organic growth opportunities Opportunistic, shareholder-friendly return of capital 2025+ Capital allocation priorities Strategic, bolt-on acquisitions Selectively invest in new organic growth opportunities Opportunistic, shareholder-friendly return of capital

2025 Financial Targets

Positioned to drive significant organic growth and margin expansion

MANITEX INTERNATIONAL

Between YE 2022 and YE 2025, Manitex intends to deliver incremental growth in revenue, EBITDA and EBITDA margin realization through a combination of commercial expansion, sustained operational excellence and disciplined capital allocation

2022A-2025E

Revenue Bridge ($MM)

~25%
revenue growth at mid-point of range


$274
$325 to $360
2022
2025E

EBITDA Bridge ($MM)

~65-110%
EBITDA growth


$21
$35 to $45
2022
2025E

EBITDA Margin (%)

+300-500 bps
of margin expansion


8%
11% to 13%
2022
2025E

Revenue Drivers

(2024 and 2025 Focus on Growth)

- End-market growth
- Improved capacity utilization
- Product innovation / NPD
- Market share gains

Margin Drivers

(2023 is a foundational year with focus on margins / process and systems)

- Improved fixed-cost absorption through improved operating leverage
- Reweight product mix toward higher-margin offering
- Centralization of procurement and supply chain

Confidential: Manitex International

8

First Quarter 2023 Results

1Q23 Financial Performance Strong operational and commercial execution, Elevating Excellence initiatives underway 1Q23 results highlighted by strong order growth, improved EBITDA margin, progress on Elevating Excellence initiatives, and a 16% y/y increase in backlog First Quarter 2023 Key Highlights Elevating Excellence Key Highlights Revenue growth of 12% driven by new product introductions; Strong Rentals Solutions growth Gross margin of 21.2% up 440 bps due to improved mix, better pricing and better manufacturing throughput Adjusted EBITDA increased 131% y/y EBITDA margin of 9.3% Backlog increased 16% to $238 million, despite only partial benefit from CONEXPO orders Confidential: Manitex International Strong customer response for new product introductions at CONEXPO Targeting significant new product introductions in 2023 Successful opening of new Rental branch location in Lubbock, TX Ongoing resource optimization initiatives driving improvement in manufacturing throughput New sourcing initiatives provide opportunity for incremental cost savings Net leverage of 3.5x, approaching goal of 3.0x

1Q23 Performance Summary Strong backlog growth, meaningful margin improvement Favorable end market trends and strong execution Revenue growth driven by new products and strong performance at Rentals Solutions 16% backlog growth at 3/31/23 owing to favorable end market trends and new products Gross margin improved 440 bps y/y due to operational improvement, more favorable pricing, and mix benefits Trailing twelve-month EBITDA of $24.8 million, up from $8.9 million in the prior twelve-month period. 12% y/y Revenue Growth ($MM) 16% y/y Backlog Growth ($MM) 440 bps y/y Gross Margin Expansion (%) 131% y/y Adjusted EBITDA Growth ($MM)

Disciplined Balance Sheet Management Focus on debt reduction and investment in organic growth initiatives Capital allocation focused on debt reduction and organic growth initiatives Liquidity profile stable from the end of the fourth quarter 2022, despite normal seasonal working capital requirements Debt levels increased following the acquisition of Rabern completed in Apr-22 Net leverage of 3.5x, down from 3.9x at YE22 driven by strong EBITDA growth. Focused on reducing leverage toward long-term target of 3.0x or less Cash and Availability ($MM) Net Leverage Ratio (Net debt to Adjusted EBITDA) Net Debt ($MM)

Appendix

Statement on Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND OTHER ITEMS   In this presentation, we refer to various non-GAAP (U.S. generally accepted accounting principles) financial measures which management uses to evaluate operating performance, to establish internal budgets and targets, and to compare the Company's financial performance against such budgets and targets. These non-GAAP measures, as defined by the Company, may not be comparable to similarly titled measures being disclosed by other companies. While adjusted financial measures are not intended to replace any presentation included in our consolidated financial statements under generally accepted accounting principles (GAAP) and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, we believe these measures are useful to investors in assessing our operating results, capital expenditure and working capital requirements and the ongoing performance of its underlying businesses. A reconciliation of Adjusted GAAP financial measures is included with this presentation. All per share amounts are on a fully diluted basis. The quarterly amounts described below are unaudited, are reported in thousands of U.S. dollars, and are as of the dates indicated.

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss)

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA